UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2026
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On March 27, 2026, Editas Medicine, Inc. (the “Company”) issued a press release titled “Editas Medicine Announces U.S. Patent and Trademark Office Reaffirms its Prior Decision in Favor of the Broad Institute in CRISPR/Cas9 Interference.” A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01    Other Events.
On March 26, 2026, the U.S. Patent and Trademark Office reaffirmed the Patent Trial and Appeal Board’s (“PTAB’s”) previous decision favoring the Broad Institute in the U.S. patent interference involving specific patents for CRISPR/Cas9 editing in human cells between the University of California, the University of Vienna, and Emmanuelle Charpentier (collectively, “CVC”) and the Broad Institute, Massachusetts Institute of Technology, and Harvard University. The patent interference was on remand from the U.S. Court of Appeals for the Federal Circuit (“CAFC”) following the CAFC’s May 2025 decision to affirm-in-part and vacate-in-part the PTAB’s prior decision. CVC retains the right to appeal the decision to the CAFC.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on March 27, 2026*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit shall be deemed to be furnished and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: March 27, 2026	By:	/s/ Amy Parison
Amy Parison
Chief Financial Officer